Exhibit 99.2
AMC NETWORKS INC.
7.75% Senior Notes due 2021

Registration Rights Agreement

Dated: June 30, 2011

REGISTRATION RIGHTS AGREEMENT
          REGISTRATION RIGHTS AGREEMENT, dated June 30, 2011 (this “Agreement”), among AMC Networks Inc., a Delaware corporation (the “Company”), the guarantors listed on Part A of Schedule III of the Purchase Agreement (collectively, the “Guarantors”) and Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities LLC, as representatives of the several initial purchasers (the “Initial Purchasers”) of the Securities (as defined below) referred to in the Purchase Agreement, dated June 22, 2011, among the Company, the Guarantors, the selling noteholders named therein and the Initial Purchasers in connection with the issuance of $700,000,000 aggregate principal amount of the Company’s 7.75% Senior Notes due 2021 (the “Notes”) pursuant to the Indenture, dated as of June 30, 2011 (the “Indenture”), among the Company, the Guarantors and U.S. Bank, National Association, trustee. The payment of principal, premium, if any, and interest on the Notes will be fully and unconditionally guaranteed on a senior basis, jointly and severally, by the Guarantors, pursuant to their guarantees (the “Guarantees”). The Notes and the Guarantees are herein collectively referred to as the “Securities.”
          In consideration of the foregoing, the parties hereto agree as follows:
          1. Certain Definitions.
          As used in this Agreement, the following defined terms shall have the following meanings:
     “Business Day” shall mean any day except (i) a Saturday, Sunday or other day in The City of New York on which banks are required or authorized to close or (ii) any other day on which the SEC is closed.
     “Closing Date” shall mean the Closing Date as defined in the Purchase Agreement.
     “Company” shall have the meaning set forth in the preamble.
     “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.
     “Exchange Offer” shall mean the exchange offer by the Company of Exchange Securities for Registrable Securities pursuant to Section 2(a) hereof.
     “Exchange Offer Registration” shall mean a registration under the Securities Act effected pursuant to Section 2(a) hereof.
     “Exchange Offer Registration Statement” shall mean an exchange offer registration statement of the Company and the Guarantors pursuant to the provisions of Section 2(a) hereof on Form S-4 (or, if applicable, on another appropriate form), and all amendments and supplements to such registration statement, in each case including the

Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.
     “Exchange Securities” shall mean the 7.75% Senior Notes due 2021 issued by the Company under the Indenture as Exchange Securities (as defined therein), to be offered to Holders pursuant to the Exchange Offer.
     “Guarantee” shall have the meaning set forth in the preamble.
     “Guarantors” shall have the meaning set forth in the preamble.
     “Holder” shall mean, individually, each of the Initial Purchasers, for so long as they own any Registrable Securities, and any of the Initial Purchasers’ successors, assigns and direct and indirect transferees who become registered owners of Registrable Securities.
     “Indenture” shall have the meaning set forth in the preamble.
     “Initial Purchasers” shall have the meaning set forth in the preamble.
     “Majority Holders” shall mean the Holders of a majority of the aggregate principal amount of outstanding Registrable Securities.
     “Notes” shall have the meaning set forth in the preamble.
     “Person” shall mean an individual, partnership, corporation, limited liability company, trust or unincorporated organization, or a government or agency or political subdivision thereof.
     “Prospectus” shall mean the prospectus included in a Registration Statement, including any preliminary prospectus, and any such prospectus as amended or supplemented by any prospectus supplement, including a prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by a Shelf Registration Statement, and by all other amendments and supplements to a prospectus, including post-effective amendments, and in each case including all material incorporated by reference therein.
     “Purchase Agreement” shall have the meaning set forth in the preamble.
     “Registrable Securities” shall mean the Securities; provided, however, that any such Securities shall cease to be Registrable Securities upon the earliest to occur of the date on which (i) the Exchange Offer has been consummated, (ii) a Registration Statement with respect to such Securities shall have been declared effective under the Securities Act and such Securities shall have been disposed of pursuant to such Registration Statement, provided, that Securities not disposed of pursuant to an effective Shelf Registration Statement shall cease to be Registrable Securities one year from the date such Shelf Registration Statement is declared effective by the SEC, or such longer period as the Company’s and the Guarantors’ obligation to keep such Shelf Registration

Statement effective is extended in accordance with Section 5 hereof, (iii) such Securities (a) are freely transferable in accordance with Rule 144 by a person that is not an “affiliate” (as defined in Rule 144) of the Company where no conditions under Rule 144 are then applicable (other than the holding period requirement of paragraph (d) of Rule 144 so long as such holding period requirement is satisfied at such time of determination), (b) do not bear any restrictive legends relating to the Securities Act and (c) do not bear a restrictive CUSIP number, or (iv) such Registrable Securities shall have ceased to be outstanding.
     “Registration Expenses” shall mean any and all expenses incident to the performance of or compliance by the Company and the Guarantors with this Agreement, including without limitation: (i) all SEC or Financial Industry Regulatory Authority registration and filing fees, (ii) all fees and expenses incurred in connection with compliance with state securities or blue sky laws, (iii) all expenses of any Persons acting on behalf of the Company or the Guarantors in preparing or assisting in preparing, word processing, printing and distributing any Registration Statement, any Prospectus, any amendments or supplements thereto and other documents reasonably relating to the performance of and compliance with this Agreement by the Company and the Guarantors, (iv) all rating agency fees, (v) the fees and disbursements of counsel for the Company and the Guarantors and, in connection with a Shelf Registration Statement, the fees and disbursements of one counsel for the Holders (which counsel shall be selected by the Majority Holders and shall be reasonably acceptable to the Company), and (vi) any fees and expenses of the independent registered public accounting firm of the Company, including the expenses of any special audits or “cold comfort” letters (in connection with a Shelf Registration) required by or necessary to such performance and compliance, but excluding underwriting discounts and commissions, fees and expenses and transfer taxes, if any, relating to the sale or disposition of Registrable Securities by a Holder.
     “Registration Statement” shall mean any Exchange Offer Registration Statement or Shelf Registration Statement.
     “Rule 144” means Rule 144 under the Securities Act.
     “SEC” shall mean the Securities and Exchange Commission.
     “Securities” shall have the meaning set forth in the preamble.
     “Securities Act” shall mean the Securities Act of 1933, as amended from time to time.
     “Shelf Registration” shall mean a registration effected pursuant to Section 2(b) hereof.
     “Shelf Registration Statement” shall mean a “shelf” registration statement of the Company and the Guarantors pursuant to the provisions of Section 2(b) hereof which covers all of the Registrable Securities on an appropriate form under Rule 4l5 under the Securities Act, or any similar rule that may be adopted by the SEC and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.
     “Trustee” shall mean the trustee with respect to the Securities and the Exchange Securities under the Indenture.
     2. Registration Under the Securities Act.
          (a) Exchange Offer Registration. The Company and the Guarantors shall, for the benefit of the Holders of the Securities, file an Exchange Offer Registration Statement with respect to Exchange Securities and use their commercially reasonable best efforts to cause such Exchange Offer Registration Statement to be declared effective under the Securities Act within 367 days after the Closing Date. Upon such Exchange Offer Registration Statement becoming effective under the Securities Act, the Company shall offer the Exchange Securities in return for surrender of the Securities.
          The Exchange Offer shall remain open for not less than 20 Business Days (or longer if required by applicable law) after the date notice of the Exchange Offer is mailed to Holders of the Securities. For the Securities surrendered to the Company and the Guarantors under the Exchange Offer, the Holder will receive Exchange Securities having an aggregate principal amount equal to that of the surrendered Securities. Interest on the Exchange Securities shall accrue from the last maturity date of any interest installment on which interest was paid on the Security so surrendered (or the Exchange Securities, as the case may be or, if no interest has been paid on the Securities, from June 30, 2011). The Company shall commence the Exchange Offer by mailing the related Exchange Offer Prospectus and accompanying documents to each Holder stating, in addition to such other disclosures as are required by applicable law:
     (i) that the Exchange Offer is being made pursuant to this Registration Rights Agreement and that all Registrable Securities validly tendered will be accepted for exchange;
     (ii) the date of acceptance for exchange (which shall be a Business Day) (the “Exchange Date”);
     (iii) that any Registrable Security not tendered will remain outstanding and shall accrue interest at the initial rate borne by the Securities and, other than Registrable Securities referred to in Section 2(b)(iii) below, will not retain any rights under this Registration Rights Agreement;
     (iv) that Holders electing to have a Registrable Security exchanged pursuant to the Exchange Offer will be required to surrender such Registrable Security, together with letters of transmittal, to the institution and at the address (located in the Borough of Manhattan, City of New York) specified in the notice prior to the close of business on the Business Day immediately preceding the Exchange Date; and
     (v) that Holders will be entitled to withdraw the election, not later than the close of business on the Business Day immediately preceding the Exchange Date, by sending to the institution and at the address (located in the Borough of Manhattan, City of New York) specified in the notice, a telegram, telex, facsimile transmission or letter setting forth the name of such Holder, the number of shares of Registrable Securities delivered for exchange, and a statement that such Holder is withdrawing its election to have such Registrable Securities exchanged.
     On the Exchange Date, the Company shall:
     (i) accept for exchange Registrable Securities tendered and not validly withdrawn pursuant to the Exchange Offer; and
     (ii) deliver, or cause to be delivered, to the Trustee for cancellation all Registrable Securities so accepted for exchange by the Company, and issue and mail to each Holder or such Holder’s nominee, for the Registrable Securities so surrendered, new Exchange Securities having an aggregate principal amount equal to that of the Registrable Securities surrendered by such Holder.
The Company shall use its commercially reasonable best efforts to complete the Exchange Offer as provided above, and in accordance with the applicable requirements of the Securities Act, the Exchange Act and other applicable laws in connection with the Exchange Offer. Consummation of the Exchange Offer shall not be subject to any conditions, other than that the Exchange Offer does not, and consummation of the Exchange Offer will not, violate applicable law or any applicable interpretation of the staff of the SEC. The Initial Purchasers shall have the right to contact the Holders to whom the Exchange Offer is made and otherwise facilitate the tender of Registrable Securities in the Exchange Offer.
          (b) Shelf Registration. In the event that (A) the Company determines that the Exchange Offer Registration provided in Section 2(a) above is not available or may not be consummated because it would violate applicable law or the applicable interpretations of the SEC staff, (B) the Exchange Offer is not for any other reason consummated within 400 days after the Closing Date or (C) following the consummation of the Exchange Offer a Registration Statement must be filed and a Prospectus must be delivered by the Initial Purchasers in connection with any offering or sale of Registrable Securities because such Registrable Securities represent an unsold allotment of the Registrable Securities purchased by the Initial Purchasers from the Company, unless the Company and the Guarantors have previously done so, the Company and the Guarantors will (a) file as soon as practicable after such determination or date, as the case may be, a Shelf Registration Statement providing for the sale by the Holders of all of the Registrable Securities, (b) use their commercially reasonable best efforts to have such Shelf Registration Statement declared effective by the SEC and (c) keep the Shelf Registration Statement continuously effective until such time as the Securities covered by such Shelf Registration Statement are freely transferrable or such shorter period which will terminate when all of the Registrable Securities covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement. In the event the Company and the Guarantors are required to file a Shelf Registration Statement solely as a result of the matters referred to in clause (C) of the preceding sentence, the Company and the Guarantors shall file and have declared effective by the SEC both an Exchange Offer Registration Statement pursuant to Section 2(a) with respect to all Registrable Securities and a Shelf Registration Statement (which may be a combined Registration Statement with the Exchange Offer Registration Statement) with respect to offers and sales of Registrable Securities held by the Initial Purchasers after completion of the Exchange Offer. The Company and the Guarantors further agree, if necessary, to supplement or amend the Shelf Registration Statement, if required by the rules, regulations or instructions applicable to the registration form used by the Company and the Guarantors for such Shelf Registration Statement or by the Securities Act or by any other rules and regulations thereunder for shelf registration, and the Company and the Guarantors agree to furnish to the Holders of Registrable Securities copies of any such supplement or amendment promptly after its being used or filed with the SEC.
     (c) Expenses. The Company shall pay all Registration Expenses in connection with any registration pursuant to Section 2(a) or 2(b) hereof.
     (d) Effective Registration Statement. An Exchange Offer Registration Statement pursuant to Section 2(a) hereof or a Shelf Registration Statement pursuant to Section 2(b) hereof will not be deemed to have become effective unless it has been declared effective by the SEC; provided, however, that if, after it has been declared effective, the offering of Registrable Securities pursuant to a Shelf Registration Statement is interfered with by any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court, such Registration Statement will be deemed not to have been effective during the period of such interference, until the offering of Registrable Securities pursuant to such Registration Statement may legally resume.
     3. Participation of Broker-Dealers in Exchange Offer.
     (a) The SEC staff has taken the position that any broker-dealer that receives Exchange Securities for its own account in the Exchange Offer in exchange for Securities that were acquired by such broker-dealer as a result of market-making or other trading activities (a “Participating Broker-Dealer”) may be deemed to be an “underwriter” within the meaning of the Securities Act and must deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Securities.
     The Company and the Guarantors understand that it is the SEC staff’s position that if the Prospectus contained in the Exchange Offer Registration Statement includes a plan of distribution containing a statement to the above effect and the means by which Participating Broker-Dealers may resell the Exchange Securities, without naming the Participating Broker-Dealers or specifying the amount of Exchange Securities owned by them, such Prospectus may be delivered by Participating Broker-Dealers and other Persons, if any, subject to similar prospectus delivery requirements to satisfy their prospectus delivery obligation under the Securities Act in connection with resales of Exchange Securities for their own accounts, so long as the Prospectus otherwise meets the requirements of the Securities Act.
     (b) In light of the above, notwithstanding the other provisions of this Agreement, the Company and the Guarantors agree that the provisions of this Agreement as they relate to a Shelf Registration shall also apply to an Exchange Offer Registration to the extent, and with such reasonable modifications thereto as may be, reasonably requested by the Initial Purchasers or by one or more Participating Broker-Dealers, in each case as provided in clause (ii)

below, in order to expedite or facilitate the disposition of any Exchange Securities by Participating Broker-Dealers consistent with the positions of the SEC staff recited in Section 3(a) above; provided that:
     (i) the Company and the Guarantors shall not be required to amend or supplement the Prospectus contained in the Exchange Offer Registration Statement, as would otherwise be contemplated by Section 5(i), for a period exceeding 90 days after the last Exchange Date (as such period may be extended pursuant to the penultimate paragraph of Section 5 of this Agreement) and Participating Broker-Dealers shall not be authorized by the Company and the Guarantors to deliver and shall not deliver such Prospectus after such period in connection with the resales contemplated by this Section 3; and
     (ii) the application of the Shelf Registration procedures set forth in Section 5 of this Agreement to an Exchange Offer Registration, to the extent not required by the positions of the SEC staff or the Securities Act and the rules and regulations thereunder, will be in conformity with the reasonable request to the Company by the Initial Purchasers or with the reasonable request in writing to the Company by one or more broker-dealers who certify to the Initial Purchasers and the Company in writing that they anticipate that they will be Participating Broker-Dealers; and provided further that, in connection with such application of the Shelf Registration procedures set forth in Section 5 to an Exchange Offer Registration, the Company and the Guarantors shall be obligated (x) to deal only with one entity representing the Participating Broker-Dealers, which shall be one of the Initial Purchasers unless they collectively elect not to act as such representative, (y) to pay the fees and expenses of only one counsel representing the Participating Broker-Dealers, which shall be counsel to the Initial Purchasers unless such counsel elects not to so act and (z) to cause to be delivered only one, if any, “cold comfort” letter with respect to the Prospectus in the form existing on the last Exchange Date and with respect to each subsequent amendment or supplement, if any, effected during the period specified in clause (i) above; provided, that the provisions of clauses (y) and (z) of this Section 3(b)(ii) shall apply only if one or more Participating Broker-Dealers holding at least $25,000,000 principal amount of Registrable Securities shall request that the provisions of this Agreement as they relate to a Shelf Registration also apply to an Exchange Offer Registration Statement for the disposition of Exchange Securities by Participating Broker-Dealers.
     4. Liquidated Damages.
     In the event that, for any reason, the Exchange Offer is not consummated or a Shelf Registration Statement is not declared effective on or prior to the 400th calendar day following the Closing Date, the interest rate borne by the Securities shall be increased by one-quarter of one percent per annum for the first 90 days following such 400-day period. Such interest rate will increase by an additional one-quarter of one percent per annum thereafter up to a maximum aggregate increase of one half of one percent per annum. Upon the consummation of the Exchange Offer or the effectiveness of a Shelf Registration Statement, as the case may be, the interest rate borne by the Securities will be reduced to the original interest rate.

          5. Registration Procedures.
          In connection with the obligations of the Company and the Guarantors with respect to the Registration Statement, if required, pursuant to Sections 2(a) and 2(b) hereof, the Company and the Guarantors shall:
     (a) prepare and file with the SEC a Registration Statement on the appropriate form under the Securities Act, which form (i) shall be selected by the Company and the Guarantors and (ii) shall, in the case of a Shelf Registration, be available for the sale of the Registrable Securities in accordance with the intended method or methods of distribution as the Company and the Guarantors are so advised of by the selling Holders thereof and (iii) shall comply as to form in all material respects with the requirements of the applicable form and include (including through incorporation by reference, if available to the Company and the Guarantors) all financial statements required by the SEC to be filed therewith, and the Company and the Guarantors shall use their commercially reasonable best efforts to cause such Registration Statement to become effective and remain effective in accordance with Section 2 hereof;
     (b) prepare and file with the SEC such amendments and post-effective amendments to such Registration Statement as may be necessary to keep such Registration Statement in compliance with the Securities Act; and cause the Prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act;
     (c) in the case of a Shelf Registration, furnish to each Holder of Registrable Securities, without charge, as many copies of the Prospectus, including each preliminary prospectus, and any amendment or supplement thereto and such other documents as such Holder may reasonably request, in order to facilitate the public sale or other disposition of the Registrable Securities;
     (d) in the case of a Shelf Registration, use their commercially reasonable best efforts to register or qualify the Registrable Securities under all applicable state securities or “blue sky” laws of such jurisdictions as any Holder of Registrable Securities covered by such Shelf Registration Statement shall reasonably request in writing by the time the applicable Shelf Registration Statement is declared effective by the SEC, and do any and all other acts and things which may be reasonably necessary or advisable to enable such Holder to consummate the disposition in each such designated jurisdiction, provided, however, that none of the Company nor any Guarantor shall be required to (i) qualify generally to do business as a foreign corporation or as a broker-dealer in any jurisdiction where it would not otherwise be required to qualify but for this Section 5(d), (ii) consent to general service of process in any such jurisdiction or (iii) subject itself to taxation in any such jurisdiction;
     (e) in the case of a Shelf Registration, promptly notify each Holder of Registrable Securities and, if requested by such Holder, confirm such advice in writing (i) when such Shelf Registration Statement has become effective and when any post-effective amendments and supplements thereto become effective, (ii) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of such Shelf Registration Statement or the initiation of any proceedings for that purpose, (iii) if, between the effective date of such Shelf Registration Statement and the closing of any sale of Registrable Securities covered thereby, the Company and the Guarantors receive any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose, and (iv) of the happening of any event during the period such Shelf Registration Statement is effective which makes any statement made in such Shelf Registration Statement or the related Prospectus untrue in any material respect or which requires the making of any changes in such Shelf Registration Statement or Prospectus in order to make the statements therein not misleading;
     (f) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement promptly and shall provide notice to each Holder of Registrable Securities of the withdrawal of any such order as promptly as practicable;
     (g) in the case of a Shelf Registration, furnish to each Holder of Registrable Securities, without charge, at least one conformed copy of such Shelf Registration Statement and any post-effective amendment thereto (without documents incorporated therein by reference or exhibits thereto, unless requested);
     (h) in the case of a Shelf Registration, cooperate with the selling Holders of Registrable Securities to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends; and enable such Registrable Securities to be in such denominations and registered in such names as the selling Holders may reasonably request at least two business days prior to the closing of any sale of Registrable Securities;
     (i) in the case of a Shelf Registration, upon the occurrence of any event contemplated by Section 5(e)(iv) hereof, use their commercially reasonable best efforts to prepare a supplement or post-effective amendment to such Shelf Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;
     (j) in the case of a Shelf Registration Statement, enter into and deliver all such customary agreements, documents and take such other actions (including causing the delivery of opinions of counsel and “comfort” letters of independent registered public accounting firms) as are reasonably required to expedite or facilitate the disposition of Registrable Securities;
     (k) in the case of a Shelf Registration, upon reasonable notice make available for inspection by a representative of the Holders of the Registrable Securities and any attorney or accountant designated by the Selling Holders, at reasonable times and in a reasonable manner, all financial and other records, pertinent documents and properties of the Company and the Guarantors, and cause the respective officers, directors and employees of the Company to supply all information reasonably requested by any such representative, attorney or accountant in connection with a Shelf Registration Statement; provided, however, that such representatives, attorneys or accountants shall be acceptable to the Company in its judgment reasonably exercised and shall agree to enter into a written confidentiality agreement mutually acceptable to the Company regarding any records, information or documents that are designated by the Company as confidential unless such records, information or documents are available to the public or disclosure of such records, information or documents is required by court or administrative order after the exhaustion of appeals therefrom and to use such information obtained pursuant to this provision only in connection with the transaction for which such information was obtained, and not for any other purpose;
     (1) in the case of a Shelf Registration, provide copies of any Prospectus, any amendment to any applicable Shelf Registration Statement or amendment or supplement to any Prospectus or any document which is to be incorporated by reference into such Shelf Registration Statement or any Prospectus after the initial filing of such Shelf Registration Statement, a reasonable time prior to the filing of any such Prospectus, amendment, supplement or document, to the Initial Purchasers on behalf of the Holders , and except with respect to a Shelf Registration filed pursuant to Section 2(b)(iii) not file any such document in a form to which the Initial Purchasers on behalf of the Holders shall reasonably object; and make the representatives of the Company as shall be reasonably requested by the Holders or the Initial Purchasers on behalf of such Holders available for discussion of such document; provided that the requirements of this paragraph shall not apply to the Company’s annual report on Form 10-K, its quarterly reports on Form 10-Q, its current reports on Form 8-K or any other documents filed pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act (the “Exchange Act Documents”); and further provided that the Company shall promptly notify Holders of Registrable Securities of the filing of any Exchange Act Documents except for such Exchange Act Documents specifically related to the offering of other securities and not to the Registrable Securities;
     (m) obtain a CUSIP number for all Exchange Securities or Registrable Securities, as the case may be, not later than the effective date of any Registration Statement; and
     (n) cause the Indenture to be qualified under the Trust Indenture Act of 1939, as amended (the “TIA”), in connection with the registration of the Exchange Securities, cooperate with the Trustee and the Holders to effect such changes to the Indenture as may be required for the Indenture to be so qualified in accordance with the terms of the TIA and execute, and use their commercially reasonable best efforts to cause the Trustee to execute, all documents as may be required to effect such changes, and all other forms and documents required to be filed with the SEC to enable the Indenture to be so qualified in a timely manner.

     In the case of a Shelf Registration Statement, the Company may (as a condition to such Holder’s participation in a Shelf Registration) require each Holder to furnish to the Company information regarding the Holder and the proposed distribution by such Holder of any Registrable Securities as the Company may from time to time reasonably request in writing.
     In the case of a Shelf Registration Statement, each Holder of Registrable Securities agrees that, upon receipt of any (i) notice from the Company of the happening of any event of the kind described in Section 5(e)(ii) or (iv) hereof, (ii) notice from the Company that it is in possession of material information that has not been disclosed to the public and the Company reasonably deems it to be advisable not to disclose such information in a registration statement or (iii) notice from the Company that it is in the process of a registered offering of securities and the Company reasonably deems it to be advisable to temporarily discontinue disposition of Registrable Securities pursuant to the Shelf Registration Statement (in each case, such notice being hereinafter referred to as a “Suspension Notice”), such Holder will forthwith discontinue disposition of Registrable Securities pursuant to any Shelf Registration Statement and shall not be entitled to the benefits provided under Section 6 hereof with respect to any sales made by it in contravention of this paragraph, until such Holder’s receipt of the copies of the supplemented or amended Prospectus contemplated by Section 5(i) or a notice in accordance with Section 5(f) hereof that any order suspending the effectiveness of the Shelf Registration Statement has been withdrawn, or, in the case of (ii) or (iii) above, until further notice from the Company that disposition of Registrable Securities may resume, provided that (except with respect to a Shelf Registration filed pursuant to Section 2(b)(iii)) such further notice will be given within 90 days of the Suspension Notice in the case of (ii) above and within 120 days of the Suspension Notice in the case of (iii) above, and provided further that in the case of (ii) and (iii) above that any Suspension Notice must be based upon a good faith determination of the Board of Directors of the Company or the Executive Committee thereof that such Notice is necessary; and, if so directed by the Company, such Holder will deliver to the Company (at the expense of the Company) all copies in its possession, other than permanent file copies then in such Holder’s possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice. If the Company shall give any such notice to suspend the disposition of Registrable Securities pursuant to any Shelf Registration Statement, if necessary to facilitate the disposition of Registrable Securities pursuant to such Shelf Registration Statement, the Company and the Guarantors shall extend the period during which such Shelf Registration Statement shall be maintained effective pursuant to this Agreement by the number of days during the period from and including the date of the giving of such notice to and including the date when the Holders shall have received copies of the supplemented or amended Prospectus necessary to resume such dispositions or received notice that any order suspending dispositions of the Securities has been withdrawn.
     Each Holder of Registrable Securities will furnish to the Company such information regarding such Holder and the distribution of such Registrable Securities as the Company may from time to time reasonably request in writing, but only to the extent that such information is required in order to comply with the Securities Act or any relevant state securities or Blue Sky law or obligation. Each Holder of Registrable Securities as to which any registration is being effected agrees to notify the Company as promptly as practicable of any inaccuracy or change in information previously furnished by such Holder to the Company or of the happening of any event, in either case as a result of which any Prospectus relating to such registration contains an untrue statement of a material fact regarding such Holder or the distribution of such Registrable Securities or omits to state any material fact regarding such Holder or the distribution of such Registrable Securities required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and to furnish to the Company promptly any additional information required to correct and update any previously furnished information or required such that such prospectus shall not contain, with respect to such holder or the distribution of such Registrable Securities, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.
          6. Indemnification; Contribution.
          (a) Each of the Company and the Guarantors agrees, jointly and severally, to indemnify and hold harmless each Holder and each Person, if any, who controls any Holder within the meaning of Section 15 of the Securities Act as follows:
     (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in any Shelf Registration Statement (or any amendment thereto) pursuant to which Registrable Securities were registered under the Securities Act, including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or any Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;
     (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company; and
     (iii) against any and all expense whatsoever, as incurred (including fees and disbursements of counsel chosen by any Holder), reasonably incurred in investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (i) or (ii) above;
provided, however, that this indemnity does not apply to any loss, claim, damage, liability or expense to the extent it arises out of an untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the

Company by any Holder expressly for use in a Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto).
     The foregoing indemnity with respect to any untrue statement contained in or any omission from a preliminary prospectus shall not inure to the benefit of any Holder (or any Person controlling such Holder) from whom the Person asserting any such loss, liability, claim, damage or expense purchased any of the Securities that are the subject thereof if the Company shall sustain the burden of proving that such Person was not conveyed a copy of any amendment or supplement thereto at or prior to the time of sale of such Securities to such Person and the untrue statement contained in or the omission from such preliminary prospectus was corrected in such amendment or supplement thereto.
     (b) Each Holder severally agrees to indemnify and hold harmless the Company and the Guarantors, their respective directors, officers and each Person, if any, who controls the Company or any Guarantor within the meaning of Section 15 of the Securities Act, against any and all loss, liability, claim, damage and expense described in the indemnity contained in Section 6(a) hereof, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such Holder expressly for use in the Registration Statement (or any amendment thereto) or such Prospectus (or any amendment or supplement thereto).
     (c) Each indemnified party shall give prompt notice to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve it from any liability which it may have otherwise than under this indemnity agreement. An indemnifying party may participate at its own expense in the defense of such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying party or parties be liable for the fees and expenses of more than one counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction, arising out of the same general allegations or circumstances.
     (d) In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in this Section 6 is for any reason held to be unenforceable by the indemnified parties although applicable in accordance with its terms, the Company and the Guarantors, on the one hand, and the Holders, on the other hand, shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement incurred by the Company and the Guarantors, on the one hand, and one or more of the Holders, on the other hand; provided, however, that no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. As between the Company and the Guarantors, on the one hand, and the Holders, on the other hand, such parties shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement in such proportion as shall be appropriate to reflect (i) the relative benefits received by the Company and the Guarantors on the one hand and the Holders on the other hand, from the offering of the Exchange Securities or Registrable Securities included in such offering, and (ii) the relative fault of the Company and the Guarantors, on the one hand, and the Holders, on the other hand, with respect to the statements or omissions which resulted in such loss, liability, claim, damage or expense, or action in respect thereof, as well as any other relevant equitable considerations. The Company, the Guarantors and the Holders of the Registrable Securities agree that it would not be just and equitable if contribution pursuant to this Section 6 were to be determined by pro rata allocation or by any other method of allocation which does not take into account the relevant equitable considerations. For purposes of this Section 6, each Person, if any, who controls a Holder within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as such Holder, and each director of the Company or any Guarantor, each officer of the Company or any Guarantor who signed the Registration Statement, and each Person, if any, who controls the Company or any Guarantor within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as the Company and the Guarantors.
     7. Miscellaneous.
     (a) No Inconsistent Agreements. Neither the Company nor the Guarantors have entered into nor will the Company or the Guarantors on or after the date of this Agreement enter into any agreement which is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company’s or the Guarantors’ other issued and outstanding securities under any such agreements.
     (b) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of Holders of at least a majority of the issued and outstanding Registrable Securities affected by such amendment, modification, supplement, waiver or departure; provided, however, no amendment, modification or supplement, waiver or consent with respect to the provisions of Section 6 hereof shall be effective as against any Holder of Registrable Securities unless consented to in writing by such Holder.
     (c) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, registered first-class mail, telex, telecopier, or any courier guaranteeing overnight delivery (i) if to a Holder, at the most current address given by such Holder to the Company and the Guarantors by means of a notice given in accordance with the provisions of this Section 8(c); (ii) if to the Company or the Guarantors, initially AMC Networks Inc., 11 Penn Plaza, New York, New York 10001, attention of James G. Gallagher, Esq. (fax: (646) 273-7392), with a copy to Sullivan & Cromwell LLP, 125 Broad Street, New York, New York 10004, attention of John P. Mead, Esq. (fax: (212) 558-3588), and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 8(c).

     All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt is acknowledged, if telecopied; and on the next business day if timely delivered to any courier guaranteeing overnight delivery.
     Copies of all such notices, demands, or other communications shall be concurrently delivered by the Person giving the same to the Trustee at U.S. Bank, National Association, 100 Wall Street, 16th Floor, New York, New York 10005, Attention: Corporate Trust Department.
     (d) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of each of the parties, including, without limitation and without the need for an express assignment, subsequent Holders; provided that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Registrable Securities in violation of the terms of the Purchase Agreement. If any transferee of any Holder shall acquire Registrable Securities, in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement and such Person shall be entitled to receive the benefits hereof.
     (e) Enforcement by Initial Purchasers. The Initial Purchasers shall have the right to directly enforce the agreements made hereunder between the Company and the Guarantors, on the one hand, and the Holders, on the other hand, to the extent they deem such enforcement necessary or advisable to protect their rights or the rights of Holders hereunder, provided, however, that such right of direct enforcement shall terminate upon consummation of an Exchange Offer.
     (f) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.
     (g) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.
     (h) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.
     (i) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

AMC NETWORKS INC.

By	/s/ Joshua Sapan

Name: Joshua Sapan
Title: President and Chief Executive Officer

11 PENN TV, LLC
AMC FILM HOLDINGS LLC
AMC TELEVISION PRODUCTIONS LLC
AMERICAN MOVIE CLASSICS COMPANY LLC
AMERICAN MOVIE CLASSICS IV HOLDING CORPORATION
CASSIDY HOLDINGS, INC.
DIGITAL STORE LLC
IFC ENTERTAINMENT HOLDINGS LLC
IFC ENTERTAINMENT LLC
IFC FILMS LLC
IFC IN THEATERS LLC
IFC PRODUCTIONS I L.L.C.
IFC THEATRES CONCESSIONS LLC
IFC THEATRES, LLC
LS VOD COMPANY LLC
LS VOD HOLDINGS LLC
RAINBOW DBS COMPANY LLC
RAINBOW DBS HOLDINGS, INC.
RAINBOW FILM HOLDINGS LLC
RAINBOW MEDIA ENTERPRISES, INC.
RAINBOW MEDIA GLOBAL LLC
RAINBOW MEDIA HOLDINGS LLC
RAINBOW NATIONAL SERVICES LLC
RAINBOW NATIONAL SPORTS HOLDINGS LLC
RAINBOW NETWORK COMMUNICATIONS
RAINBOW PROGRAMMING HOLDINGS LLC
RMH GE HOLDINGS I, INC.
RMH GE HOLDINGS II, INC.
RMH GE HOLDINGS III, INC.
RNC HOLDING CORPORATION
RNC II HOLDING CORPORATION
RNS CO-ISSUER CORPORATION
SELECTS VOD LLC
SPORTS ON DEMAND LLC
SUNDANCE CHANNEL ASIA LLC

SUNDANCE CHANNEL EUROPE LLC
SUNDANCE CHANNEL L.L.C.
THE INDEPENDENT FILM CHANNEL LLC
TWD PRODUCTIONS II LLC
TWD PRODUCTIONS LLC
WE TV ASIA LLC
WE: WOMEN’S ENTERTAINMENT LLC
WEDDING CENTRAL LLC

By	/s/ Joshua Sapan

Name: Joshua Sapan
Title: Authorized Signatory

CONFIRMED AND ACCEPTED,
as of the date first above written:
MERRILL LYNCH, PIERCE, FENNER & SMITH
     INCORPORATED
J.P. MORGAN SECURITIES LLC
By: MERRILL LYNCH, PIERCE, FENNER & SMITH
     INCORPORATED
For itself and as a Representative of the other Initial Purchasers named in Schedule I to the Purchase Agreement

By	/s/ Henrik Dahlback
Name: Henrik Dahlback
Title: Director
By: J.P. MORGAN SECURITIES LLC
For itself and as a Representative of the other Initial Purchasers named in Schedule I to the Purchase Agreement

By	/s/ Earl Dowling
Name: Earl Dowling
Title: Executive Director